GENERAL	12 Months Ended
Dec. 31, 2022
General
GENERAL

NOTE 1: GENERAL

a.	A general description of the Company and its activity:

BrainsWay is a leader in advanced non-invasive neurostimulation treatments for mental health disorders. The Company is advancing neuroscience with its proprietary Deep Transcranial Magnetic Stimulation (Deep TMS™) platform technology to improve health and transform lives. The Company has obtained from the U.S. Food and Drug Administration (FDA) three cleared indications backed by pivotal studies demonstrating clinically proven efficacy. Current indications include MDD (Major Depressive Disorder), obsessive-compulsive disorder (OCD), and smoking addiction.

The Company received its first commercial Deep TMS product received clearance from the FDA in 2013, for the treatment of MDD in adult patients who have failed to achieve satisfactory improvement from anti-depressant medication. In April 2021, the Company received FDA clearance for a shorter innovative MDD treatment and in August 2021, the Company received an additional clearance from the FDA for expansion of the existing MDD clearance to include the non-invasive treatment of anxiety symptoms.

The Company received a clearance from the FDA in August 2020, for use of its Deep TMS system as an aid in short-term smoking cessation in adults.

BrainsWay Ltd. (the “Company”) and its wholly owned subsidiaries, BrainsWay, Inc. (“Inc”), Brain R&D Services Ltd. (“Brain R&D”), BrainsWay USA Inc (“USA Inc”), collectively (the “Group”) derive revenues from the sale and lease of its systems.

In 2022, the Company extended its FDA clearance for MDD (including anxious depression) to our H7 Coil, also via the 510(k) process.

b.	Following the global macroeconomic developments in 2022, there was an increase in rates of inflation in Israel and worldwide. As part of the measures taken to restrain inflationary price increases, central banks around the world, including the Bank of Israel, began raising their benchmark interest rates.

In 2022 these effects continued, albeit to a lesser extent than seen during the initial onset of the pandemic in 2020, which resulted in less commercial activity than could have otherwise been achieved. The extent to which the COVID-19 or other global pandemic impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including further outbreaks of existing or new variant strains, new information which may emerge concerning the nature and effects of the pandemic, and/or any governmental mandates or other similar actions instituted to contain the virus or treat its impact, among others.

c.	The Company has a negative cash flow from operating activities and an operating loss of $9,760 and $12,683 for the year ended December 31, 2022, respectively. The Company’s management and board of directors believe that the Company has the current funding to finance its business activity according to its plans in the foreseeable future.

d.	The financial statements of the Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 were authorized for issuance in accordance with a resolution of the board of directors on March 27, 2023.